THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR  IMMEDIATE  ATTENTION.  If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager,  lawyer,  accountant,  investment advisor or other professional.

     This document relates to an exchange offer (the "Exchange Offer") made by Southern California Edison Company
("Southern California Edison").  The Exchange Offer is described in the Prospectus, dated September [___], 2003
(the "Prospectus"), and in this Letter of Transmittal (this "Letter of Transmittal").  All terms and conditions contained or otherwise referred to in the Prospectus are deemed to be incorporated in and form a part of this
Letter of Transmittal.  Therefore, you are urged to read the Prospectus and the items referred to therein carefully.  The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to below as the
"terms and conditions."

                                               LETTER OF TRANSMITTAL
                                                    Relating to
                                  the Offer by Southern California Edison Company
                     to Exchange First and Refunding Mortgage Bonds 8% Series 2003B, Due 2007
                                               ("Registered Bonds")
                                                        For
                    First and Refunding Mortgage Bonds, 8% Series 2003A, Due 2007 ("Old Bonds")

______________________________________________________________________________________________________________________
         The Exchange  Offer for the Old Bonds will expire at  5:00 p.m.,  New York City time,  on [______],  2003, unless extended by Southern California Edison (the "Expiration Date").
______________________________________________________________________________________________________________________

     Each holder of Old Bonds wishing to accept the Exchange Offer, except holders of Old Bonds executing their tenders through the Automated Tender Offer Program ("ATOP") procedures of The Depository Trust Company ("DTC"), should complete, sign and submit this Letter of Transmittal to the exchange agent, The Bank of New York, acting through BNY Midwest Trust Company (the "Exchange Agent"), on or prior to the Expiration Date.

         By Mail or Overnight Courier:                            By Hand:
             The Bank of New York                           The Bank of New York
          Corporate Trust Operations                     Corporate Trust Operations
              Reorganization Unit                           Reorganization Unit
          101 Barclay Street - 7 East                101 Barclay Street - Lobby Window
              New York, NY 10286                             New York, NY 10286
               Attn: Mr. Kin Lau                             Attn: Mr. Kin Lau

                                  By Facsimile (for Eligible Institutions only):
                                                  (212) 298-1915

                                                   Confirmation:
                                                  (212) 815-3750
___________________________________________________________________________________________________________________
    Delivery of this Letter of Transmittal to an address, or transmission of instructions via a facsimile number, other than as set forth above or in accordance with the instructions herein, will not constitute valid delivery.  The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.
___________________________________________________________________________________________________________________

     Questions regarding the Exchange Offer or the completion of this Letter of Transmittal should be directed to the Exchange Agent, at (212) 815-3750.

     This Letter of Transmittal may be used to accept the Exchange Offer if Old Bonds are to be tendered by effecting a book-entry transfer into the Exchange Agent's account at DTC and instructions are not being transmitted through DTC's ATOP procedures.  Unless you intend to tender Old Bonds through ATOP, you should complete, execute and deliver this Letter of Transmittal, along with the physical certificates for the Old Bonds specified herein, to indicate the action you desire to take with respect to the Exchange Offer.

     Holders of Old Bonds tendering by book-entry transfer to the Exchange Agent's account at DTC may execute the tender through ATOP, for which the Exchange Offer is eligible.  Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the Exchange Offer to DTC on or prior to the
Expiration Date.  DTC will verify acceptance of the Exchange Offer, execute a book-entry transfer of the tendered
Old Bonds into the account of the Exchange Agent at DTC and send to the Exchange Agent a "book-entry confirmation," which shall include an agent's message.  An "agent's message" is a message, transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Old Bonds that the participant has received and agrees to be bound by the terms of the Letter of Transmittal as an undersigned thereof and that Southern
California Edison may enforce such agreement against the participant.  Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent's message.  Accordingly, holders who tender their Old Bonds through DTC's
ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal.

     Subject to the terms and conditions and applicable law, Southern California Edison will issue: for each
$1,000 principal amount of Old Bonds, $1,000 principal amount of Registered Bonds.

     Old Bonds may be exchanged only in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof, with a minimum tender requirement of $250,000.  Registered Bonds will be issued only in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof.

     Holders that anticipate tendering other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the capability to hold cash and securities custodially through DTC) to arrange for receipt of any Registered Bonds to be delivered pursuant to the Exchange Offer and to obtain the information necessary to provide the required DTC participant and account information in this Letter of Transmittal.

     Registered Bonds will be issued in exchange for Old Bonds in the Exchange Offer, if consummated, on the third business day following the Expiration Date or as soon as practicable thereafter (the "Settlement Date").

                                                TENDER OF OLD BONDS

     To effect a valid tender of Old Bonds through the completion, execution and delivery of this Letter of
Transmittal, the undersigned must complete the table below entitled "Description of Old Bonds Tendered" and sign the Letter of Transmittal where indicated.

     Registered Bonds will be delivered in book-entry form to holders through DTC and only to the DTC account of the undersigned or the undersigned's custodian, as specified below, on the Settlement Date, or as soon as practicable thereafter.

     Failure to provide the information necessary to effect delivery of Registered Bonds will render such holder's tender defective, and Southern California Edison will have the right, which it may waive, to reject such tender without notice.

___________________________________________________________________________________________________________________
                                        DESCRIPTION OF OLD BONDS TENDERED
                                            (See Instructions 2 and 3)
                                     NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
___________________________________________________________________________________________________________________
  Old Bonds Being Tendered      Name of DTC Participant and Participant's Account   Aggregate Principal Amount of
                                  Number in which Old Bonds are held and/or the               Old Bonds*
                               corresponding Registered Bonds are to be delivered.
___________________________________________________________________________________________________________________
First and Refunding Mortgage
Bonds, 8% Series 2003A, Due  ______________________________________________________________________________________
2007                         ______________________________________________________________________________________

(CUSIP:  842400-EP4)
(CUSIP:  U84005AA2)

___________________________________________________________________________________________________________________

    The principal amount of Old Bonds tendered hereby must be in denominations of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof with a minimum tender requirement of U.S.$250,000.  See
       Instruction 3.
___________________________________________________________________________________________________________________

         If the aggregate principal amount of the Old Bonds specified was held as of the date of tender by more than one beneficial owner, you may specify below the break-down of this aggregate principal amount by beneficial owner, and, in doing so, hereby instruct the Exchange Agent to treat each such beneficial owner as a separate holder.  If the space below is inadequate, attach a separate signed schedule using the same format.

___________________________________________________________________________________________________________________

        Beneficial owner name or account number                         Principal amount of Old Bonds
___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

                    Total:
___________________________________________________________________________________________________________________

                                             SPECIAL RETURN INSTRUCTIONS

   To be completed ONLY if Old Bonds not accepted for exchange are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.
                                                 (See Instruction 5)

___________________________________________________________________________________________________________________

                                 Name of DTC Participant and Participant's Account                  *
                                    Number to which Old Bonds not accepted for
                                           exchange are to be delivered.
___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

                                     Note: Signatures must be provided below.
                               Please read the accompanying Instructions carefully.

Ladies and Gentlemen:

     The undersigned hereby tenders to Southern California Edison the aggregate principal amount of Old Bonds indicated in the table above entitled "Description of Old Bonds Tendered."

     The undersigned understands that validly tendered Old Bonds (or defectively tendered Old Bonds with respect to which Southern California Edison has, or has caused to be, waived such defect) will be deemed to have been accepted by Southern California Edison if, as and when Southern California Edison gives oral or written notice thereof to the Exchange Agent.  The undersigned understands that subject to the terms and conditions, Old Bonds properly tendered and accepted (and not validly withdrawn) in accordance with the terms and conditions will be exchanged for Registered Bonds.  The undersigned understands that Old Bonds delivered hereby may be withdrawn at any time on or prior to the Expiration Date.  The undersigned understands that Old Bonds delivered hereby may not be withdrawn at any time after the Expiration Date unless the Exchange Offer is extended with changes in the terms of the Exchange Offer that are, in the reasonable judgment of Southern California Edison, materially adverse to the tendering holder.  The undersigned understands that, under certain circumstances, Southern
California Edison may not be required to accept any of the Old Bonds tendered (including any Old Bonds tendered after the Expiration Date).  If any Old Bonds are not accepted for exchange for any reason (or if Old Bonds are validly withdrawn), such unexchanged (or validly withdrawn) Old Bonds will be returned without expense to the undersigned's account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus, as promptly as practicable after the expiration or termination of the
Exchange Offer.

     Following the later of the Expiration Date or the date upon which Old Bonds are tendered hereby, and subject to and effective upon Southern California Edison's acceptance for exchange of the principal amount of the Old
Bonds tendered hereby, upon the terms and conditions, the undersigned hereby:

(1)  irrevocably sells, assigns and transfers to or upon the order of Southern California Edison or its nominees, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Old Bonds tendered hereby, such that thereafter it shall have no contractual or other rights or claims in law or equity against
     Southern California Edison or any fiduciary, trustee, fiscal agent or other person connected with the
     Old Bonds arising under, from or in connection with such Old Bonds;

(2)  waives any and all rights with respect to the Old Bonds tendered hereby (including, without limitation, any existing or past defaults and their consequences in respect of such Old Bonds); and

(3)  releases and discharges Southern California Edison and the Bank of New York, as trustee (the "Trustee")
     from any and all claims the undersigned may have, now or in the future, arising out of or related to the
     Old Bonds tendered hereby, including, without limitation, any and all claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Old Bonds tendered hereby (other than accrued and unpaid interest on the Old Bonds) or to participate in any redemption or defeasance of the Old Bonds tendered hereby.

     The undersigned understands that tenders of Old Bonds pursuant to any of the procedures described in the
Prospectus and in the instructions in this Letter of Transmittal and acceptance of such Old Bonds by Southern
California Edison will, following such acceptance, constitute a binding agreement between the undersigned and
Southern California Edison upon the terms and conditions.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     The undersigned hereby represents, warrants and agrees that:

(1)  it has received and reviewed the Prospectus;

(2)  it is the beneficial owner (as defined below) of, or a duly authorized representative of one or more such beneficial owners of, the Old Bonds tendered hereby and it has full power and authority to execute this Letter of Transmittal;

(3)  the Old Bonds being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and Southern California Edison will acquire good, indefeasible and unencumbered title to such Old Bonds, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by
     Southern California Edison;

(4)  it will not sell, pledge, hypothecate or otherwise encumber or transfer any Old Bonds tendered hereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

(5)  in evaluating the Exchange Offer and in making its decision whether to participate therein by submitting this Letter of Transmittal and tendering its Old Bonds, the undersigned has made its own independent appraisal of the matters referred to in the Prospectus and in any related communications and is not relying on any statement, representation or warranty, express or implied, made to such holder by
     Southern California Edison or the Exchange Agent other than those contained in the Prospectus (as amended or supplemented to the Expiration Date);

(6)  the execution and delivery of this Letter of Transmittal shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the terms and conditions;

(7)  the submission of this Letter of Transmittal to the Exchange Agent shall, subject to a holder's ability to withdraw its tender prior to the Expiration Date, and subject to terms and conditions of the Exchange
     Offer generally, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent, and an irrevocable instruction to such attorney and agent to complete and execute all or any form(s) of transfer and other document(s) at the discretion of such attorney and agent in relation to the Old Bonds tendered hereby in favor of Southern California Edison or such other person or persons as they may direct and to deliver such form(s) of transfer and other document(s) in the attorney's and/or agent's discretion and the certificate(s) and other document(s) of title relating to such Old Bonds'
     registration and to execute all such other documents and to do all such other acts and things as may be in the opinion of such attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the Exchange Offer, and to vest in Southern California Edison or its nominees such Old Bonds; and

(8)  the terms and conditions shall be deemed to be incorporated in, and form a part of, this Letter of
     Transmittal, and the terms and conditions shall be read and construed accordingly.

     The representations and warranties and agreements of a holder tendering Old Bonds shall be deemed to be repeated and reconfirmed on and as of the Expiration Date and the Settlement Date.  For purposes of this Letter of Transmittal, the "beneficial owner" of any Old Bonds shall mean any holder that exercises sole investment discretion with respect to such Old Bonds.

     The undersigned understands that tenders may not be withdrawn at any time after the Expiration Date except as set forth in the Prospectus, unless the Exchange Offer is extended with changes to the terms and conditions that are, in the reasonable judgement of Southern California Edison, materially adverse to the undersigned, in which case tenders may be withdrawn under the conditions described in the extension.

     If the Exchange Offer is amended in a manner determined by Southern California Edison to be materially adverse to tendering holders, Southern California Edison will extend the Exchange Offer for a period of two to ten business days, depending on the significance of the amendment and the manner of disclosure to such holders, if the

Exchange Offer would otherwise have expired during such two- to ten-business day period.  Any change in the consideration offered to holders of Old Bonds in the Exchange Offer shall be paid to all holders of Old Bonds whose securities have previously been tendered and not withdrawn pursuant to the Exchange Offer.

     If the "Special Return Instructions" box (found above) is completed, please credit the indicated DTC account for any book-entry transfers of Old Bonds not accepted for exchange.

     The undersigned recognizes that Southern California Edison has no obligation under the "Special Return
Instructions" provision of this Letter of Transmittal to effect the transfer of any Old Bonds from the holder(s)
of such Old Bonds if Southern California Edison does not accept for exchange any of the principal amount of the
Old Bonds tendered pursuant to this Letter of Transmittal.

                                                     SIGN HERE

     By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to
Southern California Edison the principal amount of the Old Bonds listed in the table set forth above labeled
"Description of Old Bonds Tendered."

_________________________________________________________                       _________________________
Signature of Registered Holder(s) or Authorized Signatory                                  Date
             (see guarantee requirement below)

_________________________________________________________                       _________________________
Signature of Registered Holder(s) or Authorized Signatory                                  Date
             (see guarantee requirement below)

________________________________________________________                        _________________________
Signature of Registered Holder(s) or Authorized Signatory                                  Date
             (see guarantee requirement below)

Area Code and Telephone Number:  ________________________________________________________________________

     If a holder of Old Bonds is tendering any Old Bonds, this Letter of Transmittal must be signed by the
Registered Holder(s) exactly as the name(s) appear(s) on a securities position listing of DTC or by any person(s)
authorized to become the Registered Holder(s) by endorsements and documents transmitted herewith.  If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person, acting in a fiduciary or representative capacity, please set forth at the line entitled "Capacity (full title)" and submit evidence satisfactory to the Exchange Agent and Southern California Edison of such person's authority to so act.  See Instruction 4.

Name(s): _______________________________________________________________________________________________

________________________________________________________________________________________________________
                                             (Please Type or Print)

Capacity (full title): _________________________________________________________________________________

Address: _______________________________________________________________________________________________

                                              (Including Zip Code)

                                           MEDALLION SIGNATURE GUARANTEE
                                          (If required--See Instruction 4)

Signature(s) Guaranteed by
an Eligible Institution:  ______________________________________________________________________________
                                              (Authorized Signature)

________________________________________________________________________________________________________
                                                      (Title)

________________________________________________________________________________________________________
                                                  (Name of Firm)

________________________________________________________________________________________________________
                                                     (Address)

Dated: ____________________, 2003

                                    INSTRUCTIONS FORMING PART OF THE TERMS AND
                                         CONDITIONS OF THE EXCHANGE OFFER

     1.  Delivery of Letter of Transmittal.  This Letter of Transmittal is to be completed by tendering holders of Old Bonds if tender of such Old Bonds is to be made by book-entry transfer to the Exchange Agent's account at
DTC and instructions are not being transmitted through ATOP.  Holders who tender their Old Bonds through DTC's
ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal; thus, a Letter of
Transmittal need not accompany tenders effected through ATOP.

     A confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Bonds delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent's message, and any other documents required by this Letter of
Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration
Date.

     Any financial institution that is a participant in DTC may electronically transmit its acceptance of the
Exchange Offer by causing DTC to transfer Old Bonds to the Exchange Agent in accordance with DTC's ATOP procedures for such transfer on or prior to the Expiration Date.  The Exchange Agent will make available its general participant account at DTC for the Old Bonds for purposes of the Exchange Offer.

     Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent.  No
Letter of Transmittal should be sent to Southern California Edison or DTC.

     The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent's message delivered through ATOP, is at the option and risk of the tendering holder.  If delivery is by mail, registered mail, with return receipt requested and properly insured, is recommended.  Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service.  In all cases, sufficient time should be allowed to ensure timely delivery.

     Neither Southern California Edison nor the Exchange Agent is under any obligation to notify any tendering holder of Old Bonds of Southern California Edison's acceptance of tendered Old Bonds prior to the Expiration Date.

     2.  Delivery of the Registered Bonds.  Registered Bonds to be issued according to the terms of the Exchange
Offer, if consummated, will be delivered in book-entry form to holders of Old Bonds tendered in the Exchange
Offer.  In order to permit such delivery, the appropriate DTC participant name and number (along with any other required account information) must be provided in the table entitled "Description of the Old Bonds" on page 4.
Failure to do so will render a tender of the Old Bonds defective, and Southern California Edison will have the right, which it may waive, to reject such delivery. Holders that anticipate participating in the Exchange Offer other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of any Registered Bonds delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the table.

     3.  Amount of Tenders.  Tenders of Old Bonds will be accepted only in denominations of U.S. $1,000 and integral multiples of U.S.$1,000 in excess thereof with a minimum tender requirement of U.S. $250,000.
Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Old Bonds tendered.

     4.  Signatures on Letter of Transmittal; Instruments of Transfer; Guarantee of Signatures.  For purposes of this Letter of Transmittal, the term "Registered Holder" means an owner of record as well as any DTC participant that has Old Bonds credited to its DTC account.  Except as otherwise provided below, all signatures on this
Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion
Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a "Medallion
Signature Co-Obligor").  Signatures on the Letter of Transmittal need not be guaranteed if:

o    the Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing as the owner of the Old Bonds and the holder(s) has not completed the box entitled "Special
     Return Instructions" on the Letter of Transmittal; or

o    the Old Bonds are tendered for the account of an "eligible institution."

     An "eligible institution" is one of the following firms or other entities identified in Rule l7Ad-15 under the Securities Exchange Act of 1934 (as the terms are used in Rule 17Ad-15):

         (a)  a bank;

         (b)  a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

         (c)  a credit union;

         (d)  a national securities exchange, registered securities association or clearing agency; or

         (e)  a savings institution that is a participant in a Securities Transfer Association recognized program.

     If any of the Old Bonds tendered are held by two or more Registered Holders, all of the Registered Holders must sign the Letter of Transmittal.

     Southern California Edison will not accept any alternative, conditional, irregular or contingent tenders.
By executing the Letter of Transmittal (or facsimile thereof) or directing DTC to transmit an agent's message, you waive any right to receive any notice of the acceptance of your Old Bonds for exchange.

     If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Southern California Edison, evidence satisfactory to Southern California Edison of their authority to so act must be submitted with this Letter of
Transmittal.

     Beneficial owners whose tendered Old Bonds are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Old Bonds.

     5.  Special Return Instructions.  All Old Bonds tendered hereby and not accepted for exchange will be returned to the undersigned according to the information provided in the table entitled "Description of the Old
Bonds Tendered" or, if completed, according to the "Special Return Instructions" box in this Letter of
Transmittal.

     6.  Transfer Taxes.  Except as set forth in this Instruction 6, Southern California Edison will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Old Bonds to it, or to its order, pursuant to the Exchange Offer.  If payment is to be made to, or if Old Bonds not tendered or purchased are to be registered in the name of any persons other than the Registered Holder, or if tendered Old Bonds are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     7.  Validity of Tenders.  All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Bonds will be determined by Southern California Edison in its sole discretion, which determination will be final and binding.  Southern California Edison reserves the absolute right to reject any and all tenders of Old Bonds not in proper form or any Old Bonds the acceptance for exchange of which may, in the opinion of its counsel, be unlawful.  Southern California Edison also reserves the absolute right to waive any defect or irregularity in tenders of Old Bonds, whether or not similar defects or irregularities are waived in the

case of other tendered securities.  The interpretation of the terms and conditions by Southern California Edison shall be final and binding on all parties.  Unless waived, any defects or irregularities in connection with tenders of Old Bonds must be cured within such time as Southern California Edison shall determine.  None of Southern
California Edison, the Exchange Agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Old Bonds, nor shall any of them incur any liability for failure to give such notification.

     Tenders of Old Bonds will not be deemed to have been made until such defects or irregularities have been cured or waived.  Any Old Bonds received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders of
Old Bonds, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the
Expiration Date or the withdrawal or termination of the Exchange Offer.

     8.  Waiver of Conditions.  Southern California Edison reserves the absolute right to amend or waive any of the conditions in the Exchange Offer concerning any Old Bonds at any time.

     9.  Withdrawal.  Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

     10. Requests for Assistance or Additional Copies.  Questions and requests for assistance and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number indicated herein.

     11. Tax Identification Number.  Federal income tax law requires that a U.S. Holder (defined below) whose Old
Bonds are accepted for exchange must provide the Exchange Agent with his, her or its correct Taxpayer
Identification Number ("TIN"), which, in the case of an exchanging U.S. Holder who is an individual, is his or her social security number.  If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and payments made with respect to the Registered Bonds or the Exchange Offer may be subject to backup withholding at a rate of 30% (subject to periodic reductions through 2010, at which time the rate is currently scheduled to be increased to 31%).  If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each exchanging U.S. Holder must provide his, her or its correct TIN by completing the copy of the IRS Form W-9 attached to this Letter of Transmittal, certifying that the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and that the U.S. Holder is exempt from backup withholding because (i) the holder has been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interests or dividends, or (ii) the IRS has notified the U.S.
Holder that he, she or it is no longer subject to backup withholding.  If the Old Bonds are in more than one name or are not in the name of the actual owner, consult the Form W-9 Instructions for information on which TIN to report.  If you do not provide your TIN to the Exchange Agent within 60 days, backup withholding may begin and continue until you furnish your TIN.

     Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these withholding and reporting requirements.  See the enclosed copy of the IRS Form W-9.  In order to satisfy
Southern California Edison that a foreign individual qualifies as an exempt recipient, such holder must submit a properly completed IRS Form W-8BEN (or other applicable form) certifying, under penalty of perjury, to such holder's foreign status in order establish an exemption from backup withholding.  A copy of the Form W-8BEN is attached to this Letter of Transmittal.  Other applicable forms may be obtained from the Exchange Agent.

     For the purposes of these instructions, a "U.S. Holder" is (i) a citizen or resident of the United States,
(ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

     12.  The exchange of Old Bonds for Registered Bonds will not be a taxable event for U.S. federal income tax purposes.  See "Material United States Federal Income Tax Consequences" in the Prospectus.

       In order to tender, a holder of Old Bonds should send or deliver a properly completed and signed Letter of
    Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC's Automated Tender Offer Program.

                                   The Exchange Agent for the Exchange Offer is:

                                               The Bank of New York

         By Mail or Overnight Courier:                                  By Hand:
             The Bank of New York                                 The Bank of New York
          Corporate Trust Operations                           Corporate Trust Operations
              Reorganization Unit                                  Reorganization Unit
          101 Barclay Street - 7 East                       101 Barclay Street - Lobby Window
              New York, NY 10286                                   New York, NY 10286
               Attn: Mr. Kin Lau                                    Attn: Mr. Kin Lau

                                  By Facsimile (for Eligible Institutions only):
                                                  (212) 298-1915

                                                   Confirmation:
                                                  (212) 815-3750

     Any questions or requests for assistance or for additional copies of the Prospectus, this Letter of
Transmittal, or related documents may be directed to the Exchange Agent at (212) 815-3750.  A holder of Old Bonds may also contact such holder's custodian bank, depositary, broker, trust company or other nominee for assistance concerning the Exchange Offer.